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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2004



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



  NEW BRUNSWICK                     0-29302                    980151150
 (State or other               (Commission File             (I.R.S. Employer
 jurisdiction of                    Number)              Identification Number)
  organization)



          5280 SOLAR DRIVE, SUITE 100                          L4W 5M8
             MISSISSAUGA, ONTARIO                             (Zip Code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020

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ITEM 8.01         OTHER EVENTS

                  On August 31, 2004, the Company and OccuLogix, Inc. announced OccuLogix' filing of its preliminary prospectus in Canada in connection with the initial public offering of its common stock. A copy of that press release is attached hereto as Exhibit 99.1.

ITEM 9.01         LIST OF EXHIBITS FILED

                  (c)      Exhibits

                           99.1 OccuLogix' Preliminary Prospectus Press Release, dated August 31, 2004

                                      * * *




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2004

                                         TLC VISION CORPORATION



                                         By:  /s/ Robert W. May
                                            ---------------------------------
                                             Robert W. May
                                             General Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           OccuLogix Preliminary Prospectus Press Release, dated
                  August 31, 2004



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